J.P. Morgan 2015 Global High Yield & Leveraged Finance Conference Miami, Florida February 24, 2015 Vantage Drilling Company Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward looking statements contained in this presentation involve risks and uncertainties as well as statements as to:
• our limited operating history;
• availability of investment opportunities;
• general volatility of the market price of our securities;
• changes in our business strategy;
• our ability to consummate an appropriate investment opportunity within given time constraints;
• availability of qualified personnel;
• changes in our industry, interest rates, the debt securities markets or the general economy;
• changes in governmental, tax and environmental regulations and similar matters;
• changes in generally accepted accounting principles by standard-setting bodies; and
• the degree and nature of our competition.
The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us.  These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control.  If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

Vantage Drilling Company Overview

Company Overview Vantage Offices 4 Jackups 3 Drillships, plus 1 under Construction NYSE VTG Market $127 Million Book Value $541 Million Enterprise $2.8 Billion Employees >1,300 Cap Value

Conditions Have Significantly Depressed
Corporate Debt and Equity
Reality Perception
• The market for offshore rig services (even modern, efficient rigs) is severely depressed and it is believed that a recovery to more normal conditions will take several years.
• Vantage has a fleet comprised of all modern, efficient rigs and is currently fully contracted.  The three
UDW drillships have about 9 years of combined backlog with the first contract expiration to occur at year end 2015.
• Backlog of $2.5 billion is equivalent to 3.5x run
rate revenues vs. debt of $2.7 billion and assets
of $3.5 billion
• Market value of debt is only about $1.8 billion –
reflecting high risk
• Market value of equity is less than 25% of book
value
• In the last 5 quarters, Vantage has retired
approximately $250 million of debt.  2015
EBITDA should be similar to that of 2014 and
provide further free cash flow for debt reduction.
• 2016/2017 recontracting risk makes debt
retirement highly risky.
• Debt profile is reasonable with limited maturities
and puts until late 2017
• $2.2 billion (of $2.7 billion total) debt matures in
2019 or later
• Is market recovery necessary before late 2017?

Vantage Drilling Strategic Focus

Strategic Overview
Experienced
People
Financial
Structure
Long Term
Customer
Relationships
High
Specification
Assets
Vantage was founded with a vision of
bringing the best people together with
the highest specification, modern fleet in
the offshore drilling industry.
With exceptional operating performance
and a focus on service, we have built an
excellent portfolio of customers who
have provided us with significant backlog
and repeat business.
We believe our strategy provides the
best opportunity to weather a
prolonged market downturn.

Our People
•
Industry leading safety record – Lost time
incident rate in 2013 and 2012 were .32 and
.00, respectively, as we completed
approximately 2.5 million and 2.2 million
man-hours
•
Jack-up fleet has achieved approximately
99% productive time over the first 60
months of operations.  Each jack-up
construction project was completed on-time
and on budget
•
Our exceptional operating experience and
technical expertise has resulted in
additional business opportunities as
Vantage has been selected to manage 3
rd
party shipyard projects and rig operations
Our senior management team
averages over 30 years of
Industry experience
The cornerstones of our
corporate culture are safety and
professionalism

Vantage Drilling High Specification Assets

High Specification Assets
Cobalt
Explorer,
a 7
th
generation, dual-activity
UDW drillship equipped with (2) seven-ram BOP’s
and 10,000 feet of riser, will be our most
technically advanced drillship
Jackup fleet has achieved approximately 99% productive
time for the first 60 months of operations
We have built a fleet of new, premium assets
that our customers demand now and for the
future.
High-specification drillships combined with deep in-house
operations and technical teams, have been the key to
awards to Vantage of high-profile, complex, ultra-
deepwater projects

Fleet Status
Customer backlog of approximately $2.5 Billion provides visibility to cash flows
Notes
(2) The average drilling revenue per day for the Titanium Explorer includes the achievement of the 12.5% bonus opportunity.
(1) Average drilling revenue per day is based on the total estimated revenue divided by the minimum number of days committed in a contract.  Unless otherwise noted, the total estimated revenue includes mobilization and demobilization fees and other contractual revenues associated with the drilling services.
Ownership 2013 2014 2015
Rig % Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Jackups
Emerald Driller 100% $130,000 $156,000 (2 years)
Sapphire Driller 100% $120,000 $165,000 (net) $183,000 (18 months) $140,000 (6 months)
Aquamarine Driller 100% $153,000 $155,000
Topaz Driller 100% $155,000 $155,000 $152,500 (1 well) $155,000
Drillships
Platinum Explorer 100% $590,000 (5 years)
Titanium Explorer
(2) 100% $585,000 (8 years)
Tungsten Explorer 100% 5 wells (175 days) 60 days $641,000 (2 years firm)
Cobalt Explorer 100%
Contracted Option Letter of Award; Commisioning / Construction
Contract subject to conditions Mobilization

Strong Customer Backlog
4%
IOC
17%
NOC
79%
$2.5 Billion of backlog with
strong customer base:
We have focused our marketing efforts
on customers with long-term drilling
requirements with the opportunity for
long-term contracts

Market Conditions
•
Deliveries of newbuild rigs have saturated the
marketplace and are negatively impacting
pricing.
•
Because of ready availability of rigs (from added
supply), customers are not contracting rigs as
far in advance as they had previously.
•
The “collapse” in oil prices has led to drastic
capital spending reductions for offshore drilling
(15-30%)
•
Numerous older and lower-specification rigs
have recently been stacked and are not being
actively marketed.  Many of these will likely
never return to service.  For the first time in
years, rigs are actually being scrapped.
Considerations –
•
By the end of 2016,
How many rigs will have been cold
stacked or scrapped?
Even with new rig deliveries, will the
global fleet of remaining workable
rigs be at the level of 2010/2011?
How soon and how much will
Petrobras demand be a major
factor?
What will be the price of oil?
Perennial growth in oil
consumption, coupled with a
double-digit reduction in E&P
spending will produce higher oil
prices.
The recovery may be much faster
than generally expected from initial
uptick in rig demand..

Significant Growth Achieved
$-
$200.0
$400.0
$600.0
$800.0
2009 2010 2011 2012 2013
$111.50
$278.4
$485.8 $471.5
$732.1
Revenue
$-
$75.0
$150.0
$225.0
$300.0
$18.4
$46.9
$110.2
$146.6
$256.9
Income from
Operations
$-
$75.0
$150.0
$225.0
$300.0
$375.0
2009 2010 2011 2012 2013
$30.2
$81.8
$176.0
$216.0
$363.5
Adjusted EBITDA
Emerald Driller Sapphire Driller Aquamarine Driller Topaz Driller Platinum Explorer Titanium Explorer Tungsten Explorer
December 2008 July 2009 September 2009 December 2009 November 2010 April 2012 July 2013
2009 2010 2011 2012 2013

Debt Maturities and Leverage
• No significant debt maturities
until 2017
• Cash flow from operations
projected to cover all debt
service through 2018
• Increased leverage over last 2
years has been to fund
deployment of Titanium
Explorer and Tungsten
Explorer
• As current fleet is all working,
leverage will rapidly decline
2011 2012 2013
Long-term Debt $1,246.4 $ 2,710.6 $ 2,852.1
Long-term Debt / Long-term EBITDA 7.1 x 12.6 x 7.8 x
Long-term Debt / 4
th
QTR EBITDA (annualized) 5.5 x
$-
$200.0
$400.0
$600.0
$800.0
$1,000.0
$1,200.0
$1,400.0
$1,600.0
Debt Maturities